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                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 10, 1999, incorporated by reference from Frozen Food Express Industries, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.


                                   /s/ Arthur Andersen LLP

Dallas, Texas,
September 24, 1999